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                                                                   EXHIBIT 10.29




                                AMENDMENT NO. 1
                                       TO
                     AMENDED AND RESTATED VOTING AGREEMENT

                 This Amendment No 1 dated as of January 17, 1997 (this "Amendment") to that certain Amended and Restated Voting Agreement effective the 20th day of September, 1995 (the "Voting Agreement") by and among Packaged Ice, Inc., a Texas corporation (the "Company"), and the shareholders of the Company set forth on Exhibit A hereto (the "Shareholders"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Voting Agreement.

                 WHEREAS, Steven P. Rosenberg, Norwest Equity Partners V, a Minnesota Limited Partnership, and The Food Fund II, Limited Partnership (collectively, the "Purchasers") are desirous of purchasing shares of Series B Convertible Preferred Stock of the Company ("Series B Preferred Stock") pursuant to a Stock Purchase Agreement among the Purchasers and the Company (the "Stock Purchase Agreement"); and

                 WHEREAS, as partial inducement for the Purchasers to enter into the Stock Purchase Agreement and to purchase the Series B Preferred Stock pursuant thereto, the Company in the Stock Purchase Agreement has agreed that the obligation of the Purchasers to purchase the Series B Preferred Stock shall be conditioned upon the execution and delivery of an amendment to the Voting Agreement such that the Series B Preferred Stock is entitled to the same rights and preferences and is subject to the same obligations as the Common Stock and the Series A Preferred Stock as set forth in the Voting Agreement; and

                 WHEREAS, the parties hereto wish to enter into this Amendment to implement the aforesaid condition of the Stock Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

                 1. Amendments. The Voting Agreement is amended as set forth below.

                 (a) Section 1 of the Voting Agreement is hereby amended and restated in its entirety as follows:

                 "1 .     OWNERSHIP OF SHARES.  Each Shareholder represents and
         warrants to the other Shareholders that, on the date of Amendment No. I to this Agreement ("Amendment No. 1"), he beneficially owns Ad is the registered holder of the number of shares of common stock, $.01 par value per share, of the Company ("Common Stock"), Series A Convertible Preferred Stock of the Company ("Series A Preferred Stock") and Series B Convertible Preferred Stock of the Company ("Series B Preferred Stock") set forth below his name on the signature page of Amendment No. 1. All of such shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock
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         and any additional shares of Common Stock, Series A Preferred Stock,
         Series B Preferred Stock and any additional shares of voting stool; of the Company hereinafter acquired by the Shareholders (including, without limitation, any shares of stock issued in connection with a conversion of Series A Preferred Stock or Series B Preferred Stock or stock splits, stock dividends or recapitalizations of the Company) are collectively referred to herein as the "Shares"."

                 (b) Section 5 of the Voting Agreement is hereby amended and restated in its entirety as follows:

                 "5.      TERM. The term of this Agreement shall commence on
         the date hereof and shall continue until the earlier of (i) the written agreement executed by the Shareholders holding not less than eighty percent (80%) of the Shares (with Common Stock, Series A Preferred Stock, Series B Preferred Stock and other convertible securities of the Company voting as a single class, with the Series A Preferred Stock, the Series B Preferred Stock and other convertible securities of the Company voting on an as-converted basis) to terminate this Agreement; (ii) the completion by the Company of a firmly underwritten initial public offering of the Common Stock pursuant to the Securities Act of 1933, as amended, resulting in aggregate net proceeds to the Company and its Shareholders of $7,500,000 or more; or (iii) the merger or consolidation of the Company with or into another entity which results in the Shareholders of the Company holding less than 50% of the voting securities of the surviving entity, or the sale of all or substantially all of the Company's assets."

                 (c) Section 9 of the Voting Agreement is hereby amended and restated in its entirety as follows:

                 "9.      AMENDMENT. This Agreement may be amended, and any
provision hereof may be waived, only by a written agreement executed by the Shareholders holding 80% of the Shares (with the Common Stock, Series A Preferred Stock and Series B Preferred Stock and other convertible securities of the Company voting as a single class, with the Series A Preferred Stock, Series B Preferred Stock and other convertible securities of the Company voting on an as-converted basis)."

                 2. Effective Date. This Amendment shall be effective when executed by 80% of the Shareholders (in interest, with the Common Stock and the Series A Preferred Stock voting as a single class, with the Series A Preferred Stock voting on an as-converted basis).

                 3. Effect of Amendment. Except as expressly amended hereby, the Voting Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

                 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed counterpart shall be deemed to be an original, executed counterpart.





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                 5.       Governing Law.  This Amendment shall be governed by,
and construed in accordance with, the laws of the State of Texas.

                 6. Corporate Authority. Each entity which is a party to this Amendment respectively represents and warrants to the other parties that all necessary corporate, trust or other action has been duly taken to authorize execution and delivery of this Amendment and the performance or observance of the provisions of this Amendment.

                 7. Severability. If any provision of this Amendment is to any extent found to be invalid, illegal or unenforceable in any respect under applicable law, that provision shall still be effective to the extent it remains valid, and the remainder of this Amendment also will continue to be valid.

                 8. Entire Agreement. This Amendment supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings among the parties hereto concerning the subject matter of this Amendment.





                             SIGNATURE PAGES FOLLOW





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.

                                        PACKAGED ICE, INC.



                                        By
                                          ---------------------------------

                                        Its
                                           --------------------------------




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                                          SHAREHOLDER:

                                          If a Person:



                                          --------------------------------------
                                                 Print Name
                                                           ---------------------
                                          If an Entity:


                                          --------------------------------------

                                          By:
                                             -----------------------------------

                                                 Print Name
                                                           ---------------------


                                          Number of Shares of Common
                                            Stock
                                                 -------------------------------

                                          Number of Shares of Series A Preferred
                                            Stock
                                                  ------------------------------


                                          Number of Shares of Series B
                                            Preferred Stock:
                                                             -------------------





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